UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 21, 2019 (June 20, 2019)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace

Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

As previously announced in July 2018, Rimini Street, Inc. (the “Company”) authorized and filed a Certificate of Designations of 13.00% Series A Redeemable Convertible Preferred Stock with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations of up to 180,000 shares of 13.00% Series A Redeemable Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), of which 140,000 shares were issued and sold in July 2018, along with 2,896,556 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a convertible secured promissory note (the “Promissory Note”), with no principal amount outstanding at issuance that solely collateralizes amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock, for total cash proceeds of $133 million after deduction of an original issue discount of $7 million (the “July 2018 Private Placement”).

Immediately prior to the closing of the March 2019 Private Placement (as described below), the investors in the July 2018 Private Placement entered into an agreement with the Company permitting the Company to sell up to an additional 10,000 shares of Series A Preferred Stock, together with shares of Common Stock and related Promissory Notes on substantially the same terms and conditions as in the July 2018 Private Placement.

On March 7, 2019, the Company entered into a Securities Purchase Agreement with an accredited investor (the “March 2019 Purchaser”) and issued, on substantially the same terms as the July 2018 Private Placement, 6,500 shares of the Company’s Series A Preferred Stock, 134,483 shares of Common Stock and a Promissory Note, with no principal amount outstanding at issuance that solely collateralizes amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock, for an aggregate purchase price equal to $6.5 million in cash (prior to taking into account a discount of $325,000 to the face value of the shares of Series A Preferred Stock) (the “March 2019 Private Placement”).

On June 20, 2019, the Company completed an additional investment round by entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with two accredited investors (the “June 2019 Purchasers”) and issued, on substantially the same terms as the July 2018 Private Placement and the March 2019 Private Placement, 3,500 shares of the Company’s Series A Preferred Stock, 72,414 shares of the Company’s Common Stock and Promissory Notes with no principal amount outstanding at issuance that solely collateralizes amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock, for an aggregate purchase price equal to $3.5 million in cash (prior to taking into account a discount of $175,000 to the face value of the shares of Series A Preferred Stock) (the “June 2019 Private Placement”).

The June 2019 Private Placement completes our planned issuances of Series A Preferred Stock.

In connection with both the July 2018 Private Placement and the March 2019 Private Placement, the Company entered into Registration Rights Agreements requiring the Company to register the resale of the shares of Common Stock and Series A Preferred Stock within 120 days after their respective issuance dates and including customary “piggyback” registration rights, indemnification, contribution, and assignment provisions.

The June 2019 Purchasers have also entered into a joinder to the Registration Rights Agreement dated March 8, 2019 with the March 2019 Purchasers (the “Registration Rights Agreement”), which requires the Company to register the resale of the shares of Common Stock and Series A Preferred Stock within 120 days after the issuance and includes customary “piggyback” registration rights, indemnification, contribution, and assignment provisions.

The shares of Common Stock and Series A Preferred Stock and the Promissory Notes were offered and sold by the Company to the June 2019 Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the June 2019 Purchasers. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in the Explanatory Note and the information under forth in Item 2.03 regarding the Promissory Notes are hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In connection with the completion of the June 2019 Private Placement described in the Explanatory Note, the Company issued the Promissory Notes to the June 2019 Purchasers, creating a direct financial obligation of the Company.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in the Explanatory Note is hereby incorporated by reference into this Item 3.02.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement and the Promissory Notes do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated into Items 1.01, 2.03 and 3.02 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit	Filing Date
10.1	Securities Purchase Agreement, dated June 20, 2019
10.2	Registration Rights Agreement, dated March 7, 2019	Form 8-K/A	001-37397	10.2	March 12, 2019
10.3	Form of Convertible Secured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 21, 2019	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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